Exhibit 4.11.1

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY

Confidential Treatment has been requested for portions of this Exhibit. Confidential portions of this Exhibit are designated by [*****]. A complete version of this Exhibit has been filed separately with the Securities and Exchange Comission.

Confidential Treatment Requested

Amendment #1

AMENDMENT #1

TO THE AIRBUS FHS AGREEMENT

For LEASE AND FLIGHT HOUR SERVICES

AGREEMENT on A320 NEO aircraft

Reference [*****]

This amendment N°1 (the “Amendment N°1”) is made on [*****] (“Effective Date”) between AIRBUS S.A.S., a Société par Actions Simplifiée incorporated under the laws of France with a share capital of EUR 2,704,375.00, registered under the number 383 474 814 RCS Toulouse, and with its head office at 1, rond point Maurice Bellonte 31700 BLAGNAC, France (hereafter “AIRBUS”) and Azul Linhas Aéreas Brasileiras S.A., a company organized under the laws of Brazil, with its head office at Avenida Marcos Penteado de Ulhôa Rodrigues, nº 939 Edificio Castelo Branco Office Park, Torre Jatobá Tamboré, Alphaville Industrial Barueri, SP 06460-040 Brazil (hereafter “the Customer”), collectively referred to as the “Parties” or individually as the “Party”.

Whereas,

The Parties have entered into an Agreement referenced [*****] (the “Agreement”) of [*****][*****][*****], which covers flight hour services for fifty eight (58) A320 NEO aircraft,

Because of some evolution since the execution of the Agreement and of the need of some clarifications, the Parties now wish to amend the Agreement by this amendment n°1 (the “Amendment N°1”).

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1. DEFINITIONS

Capitalised terms used herein and not otherwise expressly defined in this Amendment N°1 shall have the meaning assigned thereto in the Agreement.

2. MODIFICATIONS

2.1 Update of the scope of FHS Components

Because of the latest configuration of the Aircraft to be delivered, the lists of FHS Components composing the OSS list and the Pool list are updated as follows.

2.1.1 Update of the OSS list

The Attachment 1 of the Appendix B-1 is replaced by the list provided in Attachment 1 to this Amendment N°1.

2.1.2 Update of the Pool list

The Attachment 1 of the Appendix B-2 is replaced by the list provided in Attachment 2 to this Amendment N°1.

2.1.3 Update of the Buyback items list

The Attachment 1 of the Appendix F is replaced by the list provided in Attachment 3 to this Amendment N°1.

Amendment N°1	Confidential and exclusive to Azul	Page 1

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested

Amendment #1

2.2 Update of the Start Date

As defined in the Agreement, the Start Date is the actual delivery date of the 1st Aircraft set out in Appendix A.

At the date of signature of the Agreement, the Start Date and delivery date of the 1st Aircraft were expected to be September 1st, 2016 as set out in the Appendix A of the Agreement.

Because the delivery date is actually postponed (today expected on October 13, 2016), the Start Date of the Agreement shall be replaced by the final actual date of delivery of the 1st Aircraft.

As a consequence:

i)	The following definitions in clause 2 are replaced as follows:

•	“Maintenance Service Start Date” means the final actual date of delivery of the 1st Aircraft as set out in Appendix A for the 1st Aircraft and subject to conditions of Appendix B-3.

•	“OSS Service Start Date” means the final actual date of delivery of the 1st Aircraft as set out in Appendix A for the 1st Aircraft and subject to conditions of Appendix B-1.

•	“Pool Access Service Start Date” means the final actual date of delivery of the 1st Aircraft as set out in Appendix A for the 1st Aircraft and subject to conditions of Appendix B-2.

ii)	The start date of Customer commercial operations with the Aircraft mentioned in Clause 3.4 of the Agreement (initially expected from November 1st 2016) is based on a Start Date initially expected to be on September 1st, 2016. Because the actual Start Date of Services is postponed, the actual start date of Customer commercial operations with the Aircraft shall be postponed accordingly.

iii)	The clause 3.2 of Appendix B-1 is replaced by the following:

3.2. The OSS shall be gradually delivered. The start date of the OSS Service shall be the final actual date of delivery of the 1st Aircraft with the start of delivery of the first FHS Component to the Customer (the “OSS Service Start Date”).

iv)	The clause 2.4 of Appendix B-2 is replaced by the following:

2.4. The Start Date of the Pool Access Service shall be the final actual date of delivery of the 1st Aircraft (the “Pool Access Service Start Date”).

v)	The list of Aircraft with the updated expected delivery date is provided in Attachment 4. This list set out in Attachment 4 replaces the list set out in Appendix A of the Agreement.

2.3 Summary table of Service Level

Clause 2.3 of Appendix D mistakenly states that for [*****]

This reference being a mistake in the table of clause 2.3 as it is not referenced in clause 2.1 of Appendix D [*****]

Therefore, the table in clause 2.3 of Appendix D is replaced by the table set out in Attachment 5 (this table being the one set out in the offer [*****] dated [*****].

2.4 Summary table of Service Level

Amendment N°1	Confidential and exclusive to Azul	Page 2

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested

Amendment #1

The below paragraph of the clause 2.1 of Appendix D:

[*****]

wrongly refers to [*****] as [*****] are applicable and as set out in the table of Service Level set out in Clause 2.3 of Appendix D and in Attachment 5 to this Amendment N°1.

Therefore, this paragraph is replaced by the following:

[*****]

2.5 General note

The Agreement is modified by the changes and provisions listed in this Amendment N°1. Any other terms and conditions as set out in the Agreement will remain unchanged and applicable.

3. MISCELLANEOUS

This Amendment shall enter into full force and effect from its Effective Date and provided the signature by the Parties and, unless otherwise agreed upon in writing by the Parties through a subsequent amendment to the Agreement, shall remain in force throughout the duration of the Agreement. Except as otherwise provided herein, this Amendment N°1 contains the entire agreement of the Parties with respect to the subject matter hereof and supersedes all other prior understandings, commitments, agreements, representations and negotiations whatsoever, oral and written, and may not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by the duly authorised representatives of both Parties. In the event of any inconsistency between the terms and conditions of the Agreement and those of this Amendment N°1, the latter shall prevail to the extent of such inconsistency, whereas the parts not concerned by such inconsistency shall remain in full force and effect. This Amendment N°1 (and its existence) shall be treated by each Party as confidential and shall not be released or revealed in whole or in part to any third party without the prior written consent of the other Party. In particular, each Party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof without the prior written consent of the other Party. The Parties agree that this Amendment N°1, upon execution hereof, shall constitute an integral and non-severable part of the Agreement and shall be governed by all of its provisions; as such provisions have been specifically amended pursuant to this Amendment. Except as otherwise expressly modified herein, all other terms and conditions of the Agreement shall continue to be in full force and effect. This Amendment N°1 may be executed by the Parties hereto in separate counterparts, each of which when so signed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument. The provisions regarding applicable law and jurisdiction contained in the Agreement shall apply mutatis mutandis to this Amendment N°1.

IN WITNESS WHEREOF, this Amendment N°1 was entered into the day and year first above written and has been executed in duplicate by a duly authorized representative of each one of the Parties hereto.

Amendment N°1	Confidential and exclusive to Azul	Page 3

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Amendment #1

AGREED AND ACCEPTED	AGREED AND ACCEPTED
FOR AND ON BEHALF OF	FOR AND ON BEHALF OF

AZUL	AIRBUS S.A.S.

Name:	Name:

Title:	Title:

Signature:	Signature:

Amendment N°1	Confidential and exclusive to Azul	Page 4

Confidential Treatment Requested

Amendment #1

ATTACHMENT 1 – UPDATED OSS LIST

ITEM	P/N	ATA	OEM	ADT

[*****]

Amendment N°1	Confidential and exclusive to Azul	Page 5

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested

Amendment #1

[*****]

Amendment N°1	Confidential and exclusive to Azul	Page 6

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested

Amendment #1

[*****]

Amendment N°1	Confidential and exclusive to Azul	Page 7

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested

Amendment #1

[*****]

Amendment N°1	Confidential and exclusive to Azul	Page 8

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested

Amendment #1

ATTACHMENT 2 – UPDATED POOL LIST

ITEM	P/N	ATA	OEM	ADT

[*****]

Amendment N°1	Confidential and exclusive to Azul	Page 9

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested

Amendment #1

[*****]

Amendment N°1	Confidential and exclusive to Azul	Page 10

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested

Amendment #1

[*****]

Amendment N°1	Confidential and exclusive to Azul	Page 11

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested

Amendment #1

[*****]

Amendment N°1	Confidential and exclusive to Azul	Page 12

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested

Amendment #1

[*****]

Amendment N°1	Confidential and exclusive to Azul	Page 13

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested

Amendment #1

[*****]

Amendment N°1	Confidential and exclusive to Azul	Page 14

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested

Amendment #1

[*****]

Amendment N°1	Confidential and exclusive to Azul	Page 15

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested

Amendment #1

[*****]

Amendment N°1	Confidential and exclusive to Azul	Page 16

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested

Amendment #1

[*****]

Amendment N°1	Confidential and exclusive to Azul	Page 17

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested

Amendment #1

[*****]

Amendment N°1	Confidential and exclusive to Azul	Page 18

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested

Amendment #1

[*****]

Amendment N°1	Confidential and exclusive to Azul	Page 19

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested

Amendment #1

ATTACHMENT 3 – UPDATED LIST OF BUYBACK ITEMS

ITEM	P/N	ATA	OEM	ADT	[*****]

[*****]

Amendment N°1	Confidential and exclusive to Azul	Page 20

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Amendment #1

ATTACHMENT 4 – LIST OF AIRCRAFT WITH UPDATED EXPECTED DELIVERY DATE

APPENDIX A—LIST OF AIRCRAFT COVERED BY THIS AGREEMENT

A/C Rank	Expected Start Date under the Agreement/Delivery date of the Aircraft	Expected finish date under the Agreement
1	13-oct-16	13-oct-28
2	28-Oct-16	13-oct-28
3	TBD-Oct-16	13-oct-28
4	01-Nov-16	13-oct-28
5	01-Dec-16	13-oct-28
6	01-Dec-16	13-oct-28
7	01-Jan-17	13-oct-28
8	01-Feb-17	13-oct-28
9	01-May-17	13-oct-28
10	01-Jun-17	13-oct-28
11	01-Jul-17	13-oct-28
12	01-Oct-17	13-oct-28
13	01-Nov-17	13-oct-28
14	01-Dec-17	13-oct-28
15	01-Jan-18	13-oct-28
16	01-Jun-18	13-oct-28
17	01-Jul-18	13-oct-28
18	01-Sep-18	13-oct-28
19	01-Oct-18	13-oct-28
20	01-Nov-18	13-oct-28
21	01-Dec-18	13-oct-28
22	01-Jan-19	13-oct-28
23	01-May-19	13-oct-28
24	01-Jun-19	13-oct-28
25	01-Jul-19	13-oct-28
26	01-Oct-19	13-oct-28
27	01-Nov-19	13-oct-28
28	01-Dec-19	13-oct-28
29	01-May-20	13-oct-28
30	01-Feb-20	13-oct-28
31	01-Apr-20	13-oct-28
32	01-Jul-20	13-oct-28
33	01-Sep-20	13-oct-28
34	01-Oct-20	13-oct-28
35	01-Nov-20	13-oct-28
36	01-Dec-20	13-oct-28
37	01-Jan-21	13-oct-28
38	01-Feb-21	13-oct-28

Amendment N°1	Confidential and exclusive to Azul	Page 21

Amendment #1

39	01-Mar-21	13-oct-28
40	01-May-21	13-oct-28
41	01-Jul-21	13-oct-28
42	01-Sep-21	13-oct-28
43	01-Oct-21	13-oct-28
44	01-Nov-21	13-oct-28
45	01-Dec-21	13-oct-28
46	01-Jan-22	13-oct-28
47	01-Feb-22	13-oct-28
48	01-Mar-22	13-oct-28
49	01-May-22	13-oct-28
50	01-Jul-22	13-oct-28
51	01-Sep-22	13-oct-28
52	01-Oct-22	13-oct-28
53	01-Nov-22	13-oct-28
54	01-Dec-22	13-oct-28
55	01-Jan-23	13-oct-28
56	01-Feb-23	13-oct-28
57	01-Mar-23	13-oct-28
58	01-May-23	13-oct-28

Amendment N°1	Confidential and exclusive to Azul	Page 22

Confidential Treatment Requested

Amendment #1

ATTACHMENT 5 – TABLE FOR SERVICE LEVEL

[*****]

Amendment N°1	Confidential and exclusive to Azul	Page 23

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested

Amendment #2

AMENDMENT #2

TO THE AIRBUS FHS AGREEMENT For LEASE AND FLIGHT HOUR SERVICES AGREEMENT

on A320 NEO aircraft, reference [*****]

This amendment N°2 (the “Amendment N°2”) is made on [*****] (“Effective Date”) between AIRBUS S.A.S., a Société par Actions Simplifiée incorporated under the laws of France with a share capital of EUR 2,704,375.00, registered under the number 383 474 814 RCS Toulouse, and with its head office at 1, rond point Maurice Bellonte 31700 BLAGNAC, France (hereafter “AIRBUS”) and Azul Linhas Aéreas Brasileiras S.A., a company organized under the laws of Brazil, with its head office at Avenida Marcos Penteado de Ulhôa Rodrigues, nº 939 Edificio Castelo Branco Office Park, Torre Jatobá Tamboré, Alphaville Industrial Barueri, SP 06460-040 Brazil (hereafter “the Customer”), collectively referred to as the “Parties” or individually as the “Party”.

Whereas,

The Parties have entered into an Agreement referenced [*****] (the “Agreement”) of [*****][*****],[*****], which covers flight hour services for fifty eight (58) A320 NEO aircraft and an Amendment N°1 of September 26, 2016 to reflect some evolution in the OSS list, the Pool list, the Buyback items list, for the start date and the service level (the “Amendment N°1”).

Because the Customer wishes to complete the scope of FHS Components for the FHS Services, the Parties agree the following conditions of this amendment N°2 (the “Amendment N°2”).

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1. DEFINITIONS

Capitalised terms used herein and not otherwise expressly defined in this Amendment N°2 shall have the meaning assigned thereto in the Agreement.

2. MODIFICATIONS

By this Amendment N°2 the Parties agree to cover under the FHS Services set out in the Agreement additional FHS Components.

Such additional FHS Components are reflected in the OSS list and in the Pool list.

2.1 OSS EXTENSION

2.1.1 UPDATED OSS LIST

The Parties agree to add the following FHS Components into the OSS list for the corresponding additional OSS Fee:

Amendment N°2	Confidential and exclusive to Azul	Page 1

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested

Amendment #2

PART DESCRIPTION	P/N	Qty	Monthly OSS fees (USD)

[*****]	[*****]	[*****]	[*****]

TOTAL			[*****]

Consequently the Attachment 1 to the Amendment N°1 is replaced by the list provided in Attachment 1 to this Amendment N°2.

2.1.2 UPDATED OSS FEE

The OSS Fee as set out in the table of clause 2.1 of Appendix C-1 of the Agreement is replaced and updated with an amount of [*****]. For the sake of clarity, this updated OSS Fee shall be applicable to all the FHS Components from their actual delivery date.

[*****]

2.2 POOL EXTENSION

Due to some FHS Components which are [*****], the Parties agree to update the Pool list with the changes reflected in below tables

Amendment N°2	Confidential and exclusive to Azul	Page 2

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested

Amendment #2

2.2.1 Addition of the following FHS Components in the Pool list:

[*****]

2.2.2 Removal of the following FHS Component from the Pool list:

[*****]

2.2.3 The updated Pool list set out in Attachment 2 of Amendment N°1 is replaced by the Pool list in Attachment 2 to this Amendment N°2.

2.2.4 UPDATED POOL FEE

[*****]

Amendment N°2	Confidential and exclusive to Azul	Page 3

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Amendment #2

3. MISCELLANEOUS

This Amendment shall enter into full force and effect from its Effective Date and provided the signature by the Parties and, unless otherwise agreed upon in writing by the Parties through a subsequent amendment to the Agreement, shall remain in force throughout the duration of the Agreement. Except as otherwise provided herein, this Amendment N°2 contains the entire agreement of the Parties with respect to the subject matter hereof and supersedes all other prior understandings, commitments, agreements, representations and negotiations whatsoever, oral and written, and may not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by the duly authorised representatives of both Parties. In the event of any inconsistency between the terms and conditions of the Agreement and those of this Amendment N°2, the latter shall prevail to the extent of such inconsistency, whereas the parts not concerned by such inconsistency shall remain in full force and effect. This Amendment N°2 (and its existence) shall be treated by each Party as confidential and shall not be released or revealed in whole or in part to any third party without the prior written consent of the other Party. In particular, each Party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof without the prior written consent of the other Party. The Parties agree that this Amendment N°2, upon execution hereof, shall constitute an integral and non-severable part of the Agreement and shall be governed by all of its provisions; as such provisions have been specifically amended pursuant to this Amendment. Except as otherwise expressly modified herein, all other terms and conditions of the Agreement shall continue to be in full force and effect. This Amendment N°2 may be executed by the Parties hereto in separate counterparts, each of which when so signed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument. The provisions regarding applicable law and jurisdiction contained in the Agreement shall apply mutatis mutandis to this Amendment N°2.

IN WITNESS WHEREOF, this Amendment N°2 was entered into the day and year first above written and has been executed in duplicate by a duly authorized representative of each one of the Parties hereto.

AGREED AND ACCEPTED FOR AND ON BEHALF OF	AGREED AND ACCEPTED FOR AND ON BEHALF OF

AZUL	AIRBUS S.A.S.

Name:	Name:

Title:	Title:

Signature:	Signature:

Amendment N°2	Confidential and exclusive to Azul	Page 4

Confidential Treatment Requested

Amendment #2

ATTACHMENT 1 – UPDATED OSS LIST

[*****]

Amendment N°2	Confidential and exclusive to Azul	Page 5

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested

Amendment #2

[*****]

Amendment N°2	Confidential and exclusive to Azul	Page 6

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested

Amendment #2

[*****]

Amendment N°2	Confidential and exclusive to Azul	Page 7

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested

Amendment #2

[*****]

Amendment N°2	Confidential and exclusive to Azul	Page 8

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested

Amendment #2

[*****]

Amendment N°2	Confidential and exclusive to Azul	Page 9

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested

Amendment #2

ATTACHMENT 2 – UPDATED POOL LIST

[*****]

Amendment N°2	Confidential and exclusive to Azul	Page 10

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested

Amendment #2

[*****]

Amendment N°2	Confidential and exclusive to Azul	Page 11

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested

Amendment #2

[*****]

Amendment N°2	Confidential and exclusive to Azul	Page 12

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested

Amendment #2

[*****]

Amendment N°2	Confidential and exclusive to Azul	Page 13

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested

Amendment #2

[*****]

Amendment N°2	Confidential and exclusive to Azul	Page 14

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested

Amendment #2

[*****]

Amendment N°2	Confidential and exclusive to Azul	Page 15

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested

Amendment #2

[*****]

Amendment N°2	Confidential and exclusive to Azul	Page 16

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested

Amendment #2

[*****]

Amendment N°2	Confidential and exclusive to Azul	Page 17

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested

Amendment #2

[*****]

Amendment N°2	Confidential and exclusive to Azul	Page 18

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested

Amendment #2

[*****]

Amendment N°2	Confidential and exclusive to Azul	Page 19

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested

Amendment #2

[*****]

Amendment N°2	Confidential and exclusive to Azul	Page 20

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.